UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2021

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9852	11-1797126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (781) 332-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.10 par value	CCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 20, 2021, Chase Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) for the purpose of announcing the Company had terminated without cause Christian J. Talma, its then Treasurer and Chief Financial Officer. This Form 8-K/A is being filed in order to amend and restate the Initial Report to reflect that, in addition to the termination which was effective January 15, 2021, the Company and Mr. Talma entered a severance agreement dated February 1, 2021. The Separation Agreement will become effective February 9, 2021 if not revoked by Mr. Talma prior to such time.

Section 5 - Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2021, the Company terminated without cause Christian J. Talma as the Company’s Treasurer and Chief Financial Officer, effective January 15, 2021. His departure as an officer of the Company is not due to a dispute or disagreement with the Company.

Effective with Mr. Talma’s termination, the Company’s Board of Directors (the “Board”) appointed Adam P. Chase, President and Chief Executive Officer, to serve as interim Treasurer and Chief Financial Officer until a successor is named.

The Company and Mr. Talma have entered into a separation agreement dated February 1, 2021 (the “Separation Agreement”), to outline the terms of his departure. Under the terms of the Separation Agreement: Mr. Talma will be eligible to receive up to twelve (12) months of Separation Pay at his current base rate of pay (“Separation Pay”), which amount totals $290,000; and the Company will pay the Employer portion of the COBRA premium for up to twelve months. Equity awards will continue to be governed by the terms and conditions in those agreements previously entered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: February 2, 2021	By:	/s/ Adam P. Chase
Adam P. Chase
President and Chief Executive Officer

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